Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

CORPORATE MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	Yes	No
Copies of bank statements[1]
Cash disbursements journals[1]
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt[1]
Copies of tax returns filed during reporting period[1]
Summary of Unpaid Post-Petition Debts	MOR-4	Yes	No
Listing of Aged Accounts Payable[1]
Accounts Receivable Aging	MOR-5	Yes	No
Payments to Insiders	MOR-6	Yes	No
Payments to Professionals	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No

Note 1: Full record is voluminous but can be provided upon request.

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not necessarily prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Sheldon L. Bruha	September 18, 2020
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

The report includes activity from the following Debtors and related case numbers:

LISTING OF DEBTOR ENTITIES
Debtor	Case Number	Debtor	Case Number
Citizens Capital Ventures Corp.	20-22477	Frontier Communications Of Indiana, LLC	20-22543
Citizens Directory Services Company L.L.C.	20-22478	Frontier Communications Of Iowa, LLC	20-22545
Citizens Louisiana Accounting Company	20-22479	Frontier Communications Of Lakeside, Inc.	20-22550
Citizens Newcom Company	20-22480	Frontier Communications Of Lakewood, LLC	20-22554
Citizens Newtel, LLC	20-22486	Frontier Communications Of Michigan, Inc.	20-22558
Citizens Pennsylvania Company LLC	20-22493	Frontier Communications Of Minnesota, Inc.	20-22561
Citizens SERP Administration Company	20-22497	Frontier Communications Of Mississippi LLC	20-22564
Citizens Telecom Services Company L.L.C.	20-22501	Frontier Communications Of Mt. Pulaski, Inc.	20-22567
Citizens Telecommunications Company Of Minnesota, LLC	20-22519	Frontier Communications Of New York, Inc.	20-22571
Citizens Telecommunications Company Of California Inc.	20-22508	Frontier Communications Of Orion, Inc.	20-22572
Citizens Telecommunications Company Of Illinois	20-22514	Frontier Communications Of Oswayo River LLC	20-22482
Citizens Telecommunications Company Of Nebraska	20-22528	Frontier Communications Of Pennsylvania, LLC	20-22485
Citizens Telecommunications Company Of Nebraska LLC	20-22532	Frontier Communications Of Rochester, Inc.	20-22489
Citizens Telecommunications Company Of Nevada	20-22539	Frontier Communications Of Seneca-Gorham, Inc.	20-22491
Citizens Telecommunications Company Of New York, Inc.	20-22544	Frontier Communications Of Sylvan Lake, Inc.	20-22494
Citizens Telecommunications Company Of Tennessee L.L.C.	20-22553	Frontier Communications of the Carolinas LLC	20-22498
Citizens Telecommunications Company Of The White Mountains, Inc.	20-22481	Frontier Communications Of The South, LLC	20-22503
Citizens Telecommunications Company Of Utah	20-22487	Frontier Communications Of The Southwest Inc.	20-22505
Citizens Telecommunications Company Of West Virginia	20-22492	Frontier Communications Of Thorntown, LLC	20-22509
Citizens Utilities Capital L.P.	20-22496	Frontier Communications Of Virginia, Inc.	20-22513
Citizens Utilities Rural Company, Inc.	20-22502	Frontier Communications Of Wisconsin LLC	20-22518
Commonwealth Communication, LLC	20-22504	Frontier Communications Online And Long Distance Inc.	20-22522
Commonwealth Telephone Company LLC	20-22512	Frontier Communications Services Inc.	20-22527
Commonwealth Telephone Enterprises LLC	20-22516	Frontier Directory Services Company, LLC	20-22533
Commonwealth Telephone Management Services, Inc.	20-22521	Frontier Florida LLC	20-22537
CTE Holdings, Inc.	20-22526	Frontier Infoservices Inc.	20-22540
CTE Services, Inc.	20-22531	Frontier Midstates Inc.	20-22549
CTE Telecom, LLC	20-22536	Frontier Mobile LLC	20-22551
CTSI, LLC	20-22541	Frontier North Inc.	20-22556
CU Capital LLC	20-22546	Frontier Security Company	20-22560
CU Wireless Company LLC	20-22552	Frontier Services Corp.	20-22563
Electric Lightwave NY, LLC	20-22557	Frontier Southwest Incorporated	20-22484
Evans Telephone Holdings, Inc.	20-22562	Frontier Subsidiary Telco LLC	20-22490
Fairmount Cellular LLC	20-22566	Frontier Techserv, Inc.	20-22499
Frontier ABC LLC	20-22570	Frontier Telephone Of Rochester, Inc.	20-22507
Frontier California Inc.	20-22573	Frontier Video Services Inc.	20-22515
Frontier Communications - Midland, Inc.	20-22574	Frontier West Virginia Inc.	20-22524
Frontier Communications - Prairie, Inc.	20-22569	GVN Services	20-22530
Frontier Communications - Schuyler, Inc.	20-22483	N C C Systems, Inc.	20-22535
Frontier Communications Corporate Services Inc.	20-22488	Navajo Communications Co., Inc.	20-22542
Frontier Communications Corporation	20-22476	Newco West Holdings LLC	20-22548
Frontier Communications ILEC Holdings LLC	20-22495	Ogden Telephone Company	20-22555
Frontier Communications Of America, Inc.	20-22506	Phone Trends, Inc.	20-22475
Frontier Communications Of Ausable Valley, Inc.	20-22511	Rhinelander Telecommunications, LLC	20-22559
Frontier Communications Of Breezewood, LLC	20-22517	Rib Lake Cellular For Wisconsin RSA #3, Inc.	20-22565
Frontier Communications Of Canton, LLC	20-22520	Rib Lake Telecom, Inc.	20-22568
Frontier Communications of Delaware, Inc.	20-22525	SNET America, Inc.	20-22578
Frontier Communications Of Depue, Inc.	20-22529	TCI Technology & Equipment LLC	20-22575
Frontier Communications Of Georgia LLC	20-22534	The Southern New England Telephone Company	20-22576
Frontier Communications Of Illinois, Inc.	20-22538	Total Communications, Inc.	20-22577

Northwest Operations Debtor Entities[1]
Frontier Communications Northwest Inc.	20-22500	Citizens Telecommunications Company Of Idaho	20-22510
Citizens Telecommunications Company Of Oregon	20-22547	Citizens Telecommunications Company Of Montana	20-22523

Note 1: Pursuant to the order entered by the Bankruptcy Court approving the sale of the Company’s Northwest Operations, among other things, the chapter 11 cases of the following entities have been dismissed.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22477	Citizens Capital Ventures Corp.	$ -	$ -
20-22478	Citizens Directory Services Company L.L.C.	-	-
20-22479	Citizens Louisiana Accounting Company	-	-
20-22480	Citizens Newcom Company	-	-
20-22486	Citizens Newtel, LLC	-	-
20-22493	Citizens Pennsylvania Company LLC	-	-
20-22497	Citizens SERP Administration Company	-	-
20-22501	Citizens Telecom Services Company L.L.C.	481,225,361	481,270,357
20-22519	Citizens Telecommunications Company Of Minnesota, LLC	-	-
20-22508	Citizens Telecommunications Company Of California Inc.	-	-
20-22514	Citizens Telecommunications Company Of Illinois	-	-
20-22528	Citizens Telecommunications Company Of Nebraska	-	-
20-22532	Citizens Telecommunications Company Of Nebraska LLC	-	-
20-22539	Citizens Telecommunications Company Of Nevada	-	-
20-22544	Citizens Telecommunications Company Of New York, Inc.	-	-
20-22553	Citizens Telecommunications Company Of Tennessee L.L.C.	-	-
20-22481	Citizens Telecommunications Company Of The White Mountains, Inc.	-	-
20-22487	Citizens Telecommunications Company Of Utah	-	-
20-22492	Citizens Telecommunications Company Of West Virginia	-	-
20-22496	Citizens Utilities Capital L.P.	-	-
20-22502	Citizens Utilities Rural Company, Inc.	-	-
20-22504	Commonwealth Communication, LLC	-	-
20-22512	Commonwealth Telephone Company LLC	-	-
20-22516	Commonwealth Telephone Enterprises LLC	-	-
20-22521	Commonwealth Telephone Management Services, Inc.	-	-
20-22526	CTE Holdings, Inc.	-	-
20-22531	CTE Services, Inc.	-	-
20-22536	CTE Telecom, LLC	-	-
20-22541	CTSI, LLC	-	-
20-22546	CU Capital LLC	-	-
20-22552	CU Wireless Company LLC	-	-
20-22557	Electric Lightwave NY, LLC	-	-
20-22562	Evans Telephone Holdings, Inc.	-	-
20-22566	Fairmount Cellular LLC	-	-
20-22570	Frontier ABC LLC	-	-
20-22573	Frontier California Inc.	-	-
20-22574	Frontier Communications - Midland, Inc.	-	-
20-22569	Frontier Communications - Prairie, Inc.	-	-
20-22483	Frontier Communications - Schuyler, Inc.	-	-
20-22488	Frontier Communications Corporate Services Inc.	-	-
20-22476	Frontier Communications Corporation	608,251,267	550,282,893
20-22495	Frontier Communications ILEC Holdings LLC	61,306	0
20-22506	Frontier Communications Of America, Inc.	-	-
20-22511	Frontier Communications Of Ausable Valley, Inc.	-	-
20-22517	Frontier Communications Of Breezewood, LLC	-	-
20-22520	Frontier Communications Of Canton, LLC	-	-
20-22525	Frontier Communications of Delaware, Inc.	-	-
20-22529	Frontier Communications Of Depue, Inc.	-	-
20-22534	Frontier Communications Of Georgia LLC	-	-
20-22538	Frontier Communications Of Illinois, Inc.	-	-
20-22543	Frontier Communications Of Indiana, LLC	-	-
20-22545	Frontier Communications Of Iowa, LLC	-	-
20-22550	Frontier Communications Of Lakeside, Inc.	-	-
20-22554	Frontier Communications Of Lakewood, LLC	-	-
20-22558	Frontier Communications Of Michigan, Inc.	-	-
20-22561	Frontier Communications Of Minnesota, Inc.	-	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22564	Frontier Communications Of Mississippi LLC	-	-
20-22567	Frontier Communications Of Mt. Pulaski, Inc.	-	-
20-22571	Frontier Communications Of New York, Inc.	-	-
20-22572	Frontier Communications Of Orion, Inc.	-	-
20-22482	Frontier Communications Of Oswayo River LLC	-	-
20-22485	Frontier Communications Of Pennsylvania, LLC	-	-
20-22489	Frontier Communications Of Rochester, Inc.	-	-
20-22491	Frontier Communications Of Seneca-Gorham, Inc.	-	-
20-22494	Frontier Communications Of Sylvan Lake, Inc.	-	-
20-22498	Frontier Communications of the Carolinas LLC	-	-
20-22503	Frontier Communications Of The South, LLC	-	-
20-22505	Frontier Communications Of The Southwest Inc.	-	-
20-22509	Frontier Communications Of Thorntown, LLC	-	-
20-22513	Frontier Communications Of Virginia, Inc.	-	-
20-22518	Frontier Communications Of Wisconsin LLC	85,573	91,841
20-22522	Frontier Communications Online And Long Distance Inc.	-	-
20-22527	Frontier Communications Services Inc.	-	-
20-22533	Frontier Directory Services Company, LLC	-	-
20-22537	Frontier Florida LLC	-	-
20-22540	Frontier Infoservices Inc.	-	-
20-22549	Frontier Midstates Inc.	-	-
20-22551	Frontier Mobile LLC	-	-
20-22556	Frontier North Inc.	-	-
20-22560	Frontier Security Company	-	-
20-22563	Frontier Services Corp.	-	-
20-22484	Frontier Southwest Incorporated	-	-
20-22490	Frontier Subsidiary Telco LLC	-	-
20-22499	Frontier Techserv, Inc.	-	-
20-22507	Frontier Telephone Of Rochester, Inc.	2,457,530	2,457,000
20-22515	Frontier Video Services Inc.	-	-
20-22524	Frontier West Virginia Inc.	-	-
20-22530	GVN Services	-	-
20-22535	N C C Systems, Inc.	-	-
20-22542	Navajo Communications Co., Inc.	-	-
20-22548	Newco West Holdings LLC	-	-
20-22555	Ogden Telephone Company	-	-
20-22475	Phone Trends, Inc.	-	-
20-22559	Rhinelander Telecommunications, LLC	-	-
20-22565	Rib Lake Cellular For Wisconsin RSA #3, Inc.	-	-
20-22568	Rib Lake Telecom, Inc.	-	-
20-22578	SNET America, Inc.	-	-
20-22575	TCI Technology & Equipment LLC	-	-
20-22576	The Southern New England Telephone Company	-	-
20-22577	Total Communications, Inc.	3,820,530	3,835,091

Northwest Operations Debtor Entities
20-22500	Frontier Communications Northwest Inc.	-	-
20-22547	Citizens Telecommunications Company Of Oregon	-	-
20-22510	Citizens Telecommunications Company Of Idaho	-	-
20-22523	Citizens Telecommunications Company Of Montana	-	45,008

Total		$ 1,095,901,566	$ 1,037,982,190

Note 1: Includes cash receipts and disbursements related to third party transactions as well as intercompany transfers between Debtors.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance
20-22476	Frontier Communications Corporation	JPMorgan Asset Management	Money Market Fund	x1091	$ 725,806,570
20-22495	Frontier Communications ILEC Holdings LLC	JPMorgan Asset Management	Money Market Fund	x4650	846,222,985
20-22476	Frontier Communications Corporation	Wells Fargo Bank, N.A.	Money Market Fund	x6390	784,543,352
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Restricted Cash	x0413	49,282,942
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Primary Concentration	x1846	69,651,393
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Sub-Concentration	x6485	24,669,441
20-22476	Frontier Communications Corporation	Fifth Third Bank	Sub-Concentration & Collection	x3292	12,599,337
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x9737	5,000,704
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5392	1,931,107
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x3446	2,188,636
20-22495	Frontier Communications ILEC Holdings LLC	JPMorgan Chase Bank, N.A.	Collection	x1087	1,061,306
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9544	112,184
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6388	204,378
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x8011	200,326
20-22577	Total Communications, Inc.	TD Bank, N.A.	Local / Sub-Concentration	x9625	89,322
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9551	100,154
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9536	39,894
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Sub-Concentration & Collection	x6027	29,512
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5406	50,285
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x9765	50,550
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9569	34,522
20-22563	Frontier Services Corp.	JPMorgan Chase Bank, N.A.	Local / Captive Insurance	x7809	25,850
20-22501	Citizens Telecom Services Company L.L.C.	Umpqua Bank	Local / Depository	x1434	5,922
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Collection	x5870	20,885
20-22507	Frontier Telephone Of Rochester, Inc.	HSBC Bank USA, N.A.	Collection	x7702	20,675
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Sub-Concentration & Collection	x0723	19,543
20-22518	Frontier Communications Of Wisconsin LLC	Associated Bank, N.A.	Local / Depository	x2166	11,296
20-22501	Citizens Telecom Services Company L.L.C.	Associated Bank, N.A.	Local / Depository	x2071	6,779
20-22501	Citizens Telecom Services Company L.L.C.	Norwich Telops Federal Credit Union	Local / Depository	x4523	5,230
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7638	9,892
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x2529	800
20-22476	Frontier Communications Corporation	BlackRock Investments, Inc.	Money Market Fund	x2605	-
20-22476	Frontier Communications Corporation	Deutsche Bank – DWS	Money Market Fund	x2495	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Restricted Cash	x0024	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x7963	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x3872	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x0349	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2523	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2531	-
20-22476	Frontier Communications Corporation	Goldman Sachs & Co	Money Market Fund	x8515	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8819	-
20-22576	The Southern New England Telephone Company	JPMorgan Chase Bank, N.A.	Local / Reserved	x8119	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9829	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9837	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9845	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1867	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1913	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8559	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8674	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8682	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8751	-
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6615	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7977	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8314	-
20-22501	Citizens Telecom Services Company L.L.C.	M & T Bank	Sub-Concentration	xxxx	-
20-22507	Frontier Telephone Of Rochester, Inc.	M & T Bank	Collection	x2596	-
20-22501	Citizens Telecom Services Company L.L.C.	M & T Bank	Collection	x3596	-
20-22476	Frontier Communications Corporation	Morgan Stanley	Money Market Fund	x0280	-
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Collection	x0731	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x1885	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x4599	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Drawdown	x0032	(0)

Northwest Operations Debtor Entities
20-22523	Citizens Telecommunications Company of Montana	First Montana Bank, Inc.	Local / Depository	x1326	5,396

Total Bank Balance (incl. restricted cash)	$ 2,524,001,167

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance
Bank-to-Book Reconciliation:
Total Bank Balance	$ 2,524,001,167
(+) Receipts in Transit	13,337,447
(-) Restricted Cash	(58,826,294)

Cash and Cash Equivalents - Book	$ 2,478,512,320

Note 1: Copies of Bank Statements and Cash Disbursement journals are available upon request.
Note 2: Accounts listed as "xxxx" have account numbers of 6 or fewer digits and have been excluded for confidentiality purposes.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-2: STATEMENT OF OPERATIONS (UNAUDITED)
($ 000s)

8/1/20 - 8/31/20

Revenue	$ 578,719

Cost of Services	(73,612)
Other O&M Expenses	(263,268)
Taxes Other Than Income	(19,620)

Total Operating & Maintenance Expense	($ 356,500)

Depreciation and Amortization	(129,730)
Other Income (Loss)	(105,568)

Income from Operations	($ 13,079)

Interest Expense	(38,191)
Income Taxes	(13,544)

Net Income	($ 64,813)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-3: BALANCE SHEET (UNAUDITED)
($ 000s)
As of 8/31/20
Current Assets:
Cash and Cash Equivalents	$ 131,308
Temporary Investments	2,347,205
Accounts Receivable, Net	568,816
Prepayments	117,742
Other Current Assets	173,211

Total Current Assets	$ 3,338,282

Property, Plant, & Equipment, Net	12,853,258

Other Assets:
Goodwill	(0)
Intangibles	783,785
Notes Receivable	0
Unamortized Debt Issuance Costs	8,043
Restricted Cash	58,826
Other Deferred Debits	118,626
Receivable from Associated Companies	0
Investment in Associated Companies	(0)
Other Assets	374,828

Total Assets	$ 17,535,648

Current Liabilities:
Total Accounts Payable	586,262
Current Portion of Long-Term Debt	6,448,938
Advanced Billing	221,975
Customers' Deposits	6,382
Interest Accrued	7,311
Accrued Taxes	297,741
Current Pension & OPEB Liabilities	42,853
Other Current & Accr Liabilities	301,682

Total Current Liabilities	$ 7,913,144

Other Liabilities:
Customer Advances for Construction	7,130
Other Payables	347,104
Deferred Income Taxes	282,595
Other Deferred Credits	31,964
Long Term Pension & OPEB Liabilities	2,445,360
Payables to Associated Companies	0
Advances from Associated Companies	0
Total Long-Term Debt	-
Contributions in Aid of Construction	12,566
Liabilities Subject to Compromise[1]	11,614,873

Total Liabilities	$ 22,654,738

Equity:
Common Stock Series B	26,506
Preferred Stock	-
Additional Paid In Capital	4,790,167
Net Retained Earnings	(8,977,535)
Unrealized Gain (Loss)	(972,126)
Reduction to Equity	27,219
Treasury Stock	(13,322)

Total Equity	($ 5,119,090)

Total Liability & Equity	$ 17,535,648

Note 1: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-4: STATUS OF POST-PETITION TAXES

Office of the US Trustee:

Re: Monthly Operating Report Attestation Regarding Post Petition Taxes

The Debtors, Frontier Communications Corporation, and its affiliate Debtors hereby submit this attestation regarding post petition taxes. All post petition taxes, which are not subject to dispute or reconciliation, are current. There are no material disputes or reconciliations.

/s/ Sheldon L. Bruha	September 18, 2020
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS[1][2]
($ 000s)

Post-Petition Debts	Current	1 - 30	31 - 60	61 - 90	90+	Total
Trade Accounts Payable[3]	$ 100,850	$ 47,847	$ 407	$ 491	$ 66	$ 149,661
Other Accruals	436,601					436,601
Total Accounts Payable	$ 537,451	$ 47,847	$ 407	$ 491	$ 66	$ 586,262

Advanced Payments and Customer Deposits	228,357					228,357
Interest Accrued	7,311					7,311
Taxes Accrued	297,741					297,741
Other Current & Accr Liabilities	301,682					301,682
Other Payables - Long Term	347,104					347,104

Total	$ 1,372,542	$ 47,847	$ 407	$ 491	$ 66	$ 1,768,457

Note 1: Excludes Long-Term Debt, Pension and OPEB, as well as other deferrals.

Note 2: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.

Note 3: Amounts reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-5: ACCOUNTS RECEIVABLE AGING
($ 000s)

	Current	31 - 60	61 - 90	90+	Total
Gross Receivables	$ 404,900	$ 65,076	$ 27,499	$ 197,882	$ 695,357
Less: Allowances and Reserves				(126,542)	(126,542)

Net Receivable Balance	$ 404,900	$ 65,076	$ 27,499	$ 71,341	$ 568,816

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 20-22476

MOR-6: PAYMENTS TO INSIDERS[1]

Insider Name	Title	Type of Payment	Amount Paid During Period	Total Paid to Date
Bernard Han	President & CEO	Compensation	$ 1,389,250	$ 1,768,419
Bernard Han	President & CEO	Expense Reimbursment	-	7,382
John Lass	EVP, Chief Transformation Officer	Compensation	356,500	502,331
John Lass	EVP, Chief Transformation Officer	Expense Reimbursment	-	7,389
Steve Gable	EVP, Chief Technology Officer	Compensation	445,672	606,091
Kenneth Arndt	EVP, Chief Operations Officer	Compensation	465,580	640,580
Mark Nielsen	EVP, Chief Legal Officer & Secretary	Compensation	515,767	778,267
Elisa Bannon-Jones	EVP, Chief HR Officer	Compensation	230,753	347,422
Sheldon Bruha	EVP, Chief Financial Officer	Compensation	407,892	568,311
Giovanni Maduri	EVP, Chief Customer Officer	Compensation	532,204	714,498
Robert Schriesheim	Director	Fees	-	420,000
Kevin Beebe	Director	Fees	-	150,000
Mohsin Meghji	Director	Fees	-	150,000
Paul Keglevic	Director	Fees	-	150,000
Diana Ferguson	Director	Fees	-	58,750
Edward Fraioli	Director	Fees	-	60,000
Pamela Reeve	Director	Fees	-	97,500
Peter Bynoe	Director	Fees	-	57,500
John Stratton	Board Observer	Fees	-	159,341
Patrick Bartels	Board Observer	Fees	-	159,341

Total Payments to Insiders			$ 4,343,618	$ 7,403,122

Note 1: Appearance on this Schedule does not constitute admission that the individual is an Insider.  The parties identified as “insiders” have been included for informational purposes only. The inclusion of a party as an “insider” herein is not an acknowledgement or concession that such party is an insider under any applicable law. The payments to insiders disclosed herein only reflect payments made during the reporting period including payments made on account of prepetition obligations pursuant to the relief granted under the First Day Motions.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-6: PAYMENTS TO RETAINED PROFESSIONALS[1]

Retained Professional	Role	Amount Paid During Period	Total Paid to Date
Kirkland & Ellis LLP	Debtor Restructuring Counsel	$ -	$ 4,885,695
FTI Consulting, Inc.	Debtor Financial Advisor	1,873,672	7,326,175
Communications Media Advisors, LLC	Debtor Technical Advisor	839,322	1,376,419
Delta Partners	Debtor Technical Advisor	-	634,880
Evercore Group L.L.C.	Debtor Investment Banker	-	-
Ernst & Young	Debtor Tax Advisor	126,915	236,384
KPMG	Debtor Tax Advisor	1,130,070	1,130,070
Prime Clerk	Claims Agent	2,254,751	5,991,279
PwC	Debtor Tax Advisor	-	-
Wilkinson Barker Knauer	Debtor Regulatory Counsel	96,826	153,503
Willkie Farr	Debtor Conflicts Counsel	-	-
Deloitte	Debtor Tax Advisor	-	-
Cravath, Swaine & Moore LLP	Debtor Divestiture Counsel	149,387	149,387
Kramer Levin Naftalis & Frankel LLP	UCC Counsel	2,277,160	2,277,160
Alvarez & Marsal North America, LLC	UCC Financial Advisors	748,836	748,836
UBS Securities LLC	UCC Investment Banker	-	-

Total Payments to Retained Professionals		$ 9,496,939	$ 24,909,789

Note 1: Includes all professionals with approved or pending retention applications.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 8/1/20 - 8/31/20
Federal Tax I.D. 06-0619596

MOR-7: DEBTOR QUESTIONNAIRE

Answer
Question	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X[1]
Are any post petition receivables (accounts, notes or loans) due from related parties?		X[2]
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X[1]
Are any amounts owed to post petition creditors delinquent?		X[3]
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note 1: Pursuant to the relief requested under the various First Day Motions and their respective orders, certain payments have been made on prepetition obligations as outlined in various motions (e.g. wages, customer programs, insurance, content, taxes & regulatory, critical vendors, lien claimants and 503(b)(9) claimants).

Note 2: The Debtors operate a centralized cash management system which generates intercompany payable balances between the Debtor entities.  These are generated in the normal course.

Note 3: Per MOR-4, trade payables reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.